                                                                [EXECUTION COPY]










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                                CUSTODY AGREEMENT


                                      among


                        INDUSTRY MORTGAGE COMPANY, L.P.,
                                     Obligor


                           IMC CORPORATION OF AMERICA,
                                     Obligor


                     BEAR STEARNS HOME EQUITY TRUST 1996-1,
                                      Buyer


                                       and


                                 BANK OF BOSTON,
                                  as Custodian


                           Dated as of March 29, 1996





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                                TABLE OF CONTENTS



                                                                                    Page


RECITALS ...........................................................................  1

SECTION 1.            Definitions...................................................  1

SECTION 2.            Delivery of Mortgage Files to Custodian.......................  4

SECTION 3.            The Custodian's Receipt, Examination
                      and Certification of Mortgage Files and
                      Issuance of Trust Receipt.....................................  6

SECTION 4.            Possession of Mortgage Files..................................  8

SECTION 5.            Release of Custodian's Mortgage Files
                      for Servicing................................................. 10

SECTION 6.            Waiver by the Custodian....................................... 10

SECTION 7.            Right of Inspection by Buyer and Third
                      Persons....................................................... 10

SECTION 8.            Custodian's Fees and Expenses................................. 11

SECTION 9.            Termination of Agreement...................................... 11

SECTION 10.           Resignation and Removal of Custodian.......................... 11

SECTION 11.           Limitation on Obligations of the
                      Custodian..................................................... 12

SECTION 12.           Notices....................................................... 13

SECTION 13.           Joint and Several Liability of Obligors....................... 14

SECTION 14.           No Assignment or Delegation by the
                      Custodian..................................................... 15

SECTION 15.           Controlling Law............................................... 15

SECTION 16.           Agreement for the Exclusive Benefit of
                      Parties....................................................... 15

SECTION 17.           Entire Agreement.............................................. 15

SECTION 18.           Exhibits...................................................... 15

SECTION 19.           Indulgences, Not Waivers...................................... 15

SECTION 20.           Titles Not to Affect Interpretation........................... 16

SECTION 21.           Provisions Separable.......................................... 16

SECTION 22.           Representations and Warranties of the
                      Custodian..................................................... 16

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


SECTION 23.           Limited Role of Trustee; Successor
                      Trustee....................................................... 17

SECTION 24.           Counterparts.................................................. 18


EXHIBITS

EXHIBIT A -           LETTER OF TRANSMITTAL.........................................A-1
EXHIBIT B -           NOTICE TO THE CUSTODIAN.......................................B-1
EXHIBIT C -           TRUST RECEIPT.................................................C-1
EXHIBIT D -           NOTICE OF TERMINATION.........................................D-1
EXHIBIT E -           NOTICE OF DEFAULT CERTIFICATE.................................E-1
EXHIBIT F -           LETTER TO CUSTODIAN RE:
                      BUYER'S TRUST RECEIPT.........................................F-1
EXHIBIT G -           LETTER TO CUSTODIAN RE:
                      ENDORSEE'S TRUST RECEIPT......................................G-1
EXHIBIT H -           REQUEST FOR RELEASE OF DOCUMENTS..............................H-1





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        THIS CUSTODY AGREEMENT entered into as of March 29, 1996, by and among
INDUSTRY MORTGAGE COMPANY, L.P. ("IMCLP"), IMC CORPORATION OF AMERICA ("IMCA"; IMCLP and IMCA are each referred to as an "Obligor" and collectively as the "Obligors"), BEAR STEARNS HOME EQUITY TRUST 1996-1 ("Buyer"), and BANK OF BOSTON (the "Custodian"), recites and provides:

                                    RECITALS

        The Obligors and Buyer have entered into a Master Repurchase Agreement dated as of March 29, 1996 and a Request/Confirmation between the related Obligor and Buyer with respect to each transaction thereunder. The Master Repurchase Agreement and the Request/Confirmations are hereinafter referred to collectively as the "Repurchase Agreement."

        The Obligors are obligated to service the HELs pursuant to the terms and conditions of the Repurchase Agreement.

        Each Obligor desires to deposit with the Custodian all Notes and Mortgages evidencing the HELs, together with the other documents included in the Mortgage Files related to the HELs, to be held by the Custodian as custodian for Buyer and its assigns until otherwise instructed by Buyer, all in connection with transactions under the Repurchase Agreement (each a "Transaction").

        Buyer may transfer its interest in the HELs to one or more Third Persons and the Custodian shall act as custodian for such Third Persons.

        Custodian desires and is able to perform the duties and obligations as custodian for Buyer as set forth herein.

        NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, and for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        SECTION 1. Definitions. For the purposes of this Agreement, the following terms shall have the indicated meanings unless the context or use indicates another or different meaning and intent, the definitions of such terms are equally applicable to the singular and the plural forms of such terms, the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section or other subdivision, and section references refer to sections of this Agreement. All terms used herein and not defined shall have the respective meanings set forth in the Repurchase Agreement.









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



        "Agreement" shall mean this Custody Agreement, as supplemented or amended from time to time.

        "Business Day" shall mean any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or the Commonwealth of Massachusetts or any day on which a bank located in the State of New York or the Commonwealth of Massachusetts or the New York Stock Exchange is authorized or permitted to close for business.

        "Custodial Register" shall mean the register maintained by Custodian pursuant to Section 4(f), which reflects as to each HEL the Person to whom the related Trust Receipt has been issued.

        "Custodian" shall mean Bank of Boston, or its successor custodian.

        "HEL" shall mean a first or second lien home equity loan evidenced by a Note, which is secured by a Mortgage.

        "IMCA" shall mean IMC Corporation of America.

        "IMCLP" shall mean Industry Mortgage Company, L.P.

        "Lender" shall mean the original lender as set forth in the Note, or any successor or assignee under such Note.

        "Loan Number" shall have the meaning set forth in Section 2(a) of this Agreement.

        "Loan Schedule" shall mean a schedule of HELs identifying each HEL: (1) in the case of all HELs, by an Obligor's loan number, Mortgagor's name and address (including the state and zip code) of the mortgaged property, whether such HEL is a first or second lien home equity loan, whether such HEL bears a fixed or adjustable interest rate, the loan-to-value ratio, the outstanding principal amount as of a specified date, the initial interest rate borne by such HEL, the original principal balance thereof, the current scheduled monthly payment of principal and interest, the maturity of the related Note, the property type, the occupancy status, the appraised value, the original term to maturity and whether or not the HEL (including the related Note) has been modified; and (2) in the case of adjustable rate HELs, the interest rate borne by such HEL on the Purchase Date, the index and applicable determination date for each adjustment period, the gross margin, the payment adjustment period (in months), months to next payment adjustment, periodic payment adjustment cap, lifetime payment adjustment cap, lifetime payment cap, interest rate adjustment, periodic interest



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adjustment cap and lifetime interest rate adjustment cap. Notwithstanding the foregoing, however, any Loan Schedule not containing, as to any HEL, the address (including the state and zip code) of the mortgaged property, the initial interest rate borne by such HEL, the property type and/or the appraised value shall be sufficient for all purposes hereunder so long as the related Obligor provides such information as soon as practicable after the productions of such Loan Schedule.

        "Mortgage" means the mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing the Note.

        "Mortgage Assignment" shall mean an assignment of the Mortgage in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the HELs secured by Mortgaged Properties located in the same jurisdiction if permitted by law.

        "Mortgage File" shall have the meaning set forth in Section 2(b) hereof.

        "Mortgaged Property" shall mean the real property securing repayment of a HEL.

        "Mortgagor" shall mean the obliger on a Note.

        "Note" shall mean any promissory note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a HEL.

        "Notice Loan Schedule" shall have the meaning set forth in Section 4(b) of this Agreement.

        "Notice of Termination" shall mean the notice substantially in the form of Exhibit D hereto.

        "Obligor" shall refer to IMCA and IMCLP individually; the plural shall refer to IMCA and IMCLP as joint and several obligors.

        "Officer's Certificate" shall mean a certificate signed by (i) an officer, authorized to sign an officer's certificate, of an Obligor or other Person having officers, submitting a Mortgage File to the Custodian or (ii) the closing attorney for the HEL. (The text of any particular Officer's Certificate may be stamped upon a document constituting a portion of a Mortgage File so long as such




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stamped text is signed by an officer authorized to sign an Officer's
Certificate.)

        "Person" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

        "Request/Confirmation" shall mean a written confirmation of a Transaction substantially in the form attached as an exhibit to the Repurchase Agreement.

        "Servicer" shall mean an Obligor in its capacity as servicer of the HELs.

        "Third Person" shall mean a Person other than an Obligor, Buyer or the Custodian which Person has acquired an interest in any HELs from Buyer and continues to have an interest in such HELs.

        "Trust Receipt" shall mean an instrument substantially in the form of Exhibit C hereto.

        SECTION 2.      Delivery of Mortgage Files to Custodian.

        (a) Representations of the Obligors. With respect to each Transaction, each Obligor represents that it has, prior to the sale of each related HEL to Buyer pursuant to the Repurchase Agreement, delivered to the Custodian those documents designated in items 1-7 below that have been so identified by the related Obligor in a Letter of Transmittal. All documents delivered to the Custodian shall have been placed by the related Obligor or its representative in an appropriate file folder, properly secured, and clearly marked with the name of the Mortgaged Property and the loan number (the "Loan Number").

        (b) By delivery of a Letter of Transmittal, substantially in the form of Exhibit A hereto, each Obligor will from time to time certify that it has delivered and released to the Custodian the Mortgage File for a HEL and has in its possession the documents with respect to the HEL identified in the mortgage loan schedule attached to the Letter of Transmittal as Schedule 1 (the "Loan Schedule"). The Loan Schedule is the Loan Schedule referred to in the Repurchase Agreement.

        "Mortgage File" means the following documents (all of which together constitute an original mortgage file):

               (1) the original Note, endorsed, "Pay to the order of ______________, without recourse" and signed




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in the name of the related Obligor by an authorized officer. If the Note has been signed by a Person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such Person to sign or a copy of such power of attorney together with an Officer's Certificate certifying that such copy represents a true and correct copy and that such original has been duly recorded in the appropriate records depository for the jurisdiction in which the Mortgaged Property is located. Such signature on the Note shall be an original signature of such authorized officer. To the extent that there is no room on the face of the Note for endorsements, the endorsement may be contained on an allonge, if the law by which such Note is governed so permits. Such allonge shall be firmly affixed to the Note so as to become a part thereof;

               (2) the original of any guarantee(s) executed in connection with the Note;

               (3) the original Mortgage, with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the recording office, a copy of the original Mortgage together with a certificate of either the closing attorney or an officer of the title insurer which issued the related title insurance policy, certifying that the copy is a true copy of the original of the Mortgage which has been delivered by such attorney or officer for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located; and if the Note has been signed by a Person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such Person to sign or a copy of such power of attorney together with an Officer's Certificate certifying that such copy represents a true and correct copy and that such original has been duly recorded in the appropriate records depository for the jurisdiction in which the Mortgaged Property is located;

               (4) the original Mortgage Assignment in blank for each HEL, in form and substance acceptable for recording and signed in the name of the last endorsee by an authorized officer;

               (5) the originals of all intervening assignments of mortgage, if any, with evidence of recording thereon or copies thereof certified by the related recording office or, if the original of any such assignment has not yet been returned from the recording office, a copy of the original of any such




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        assignment without evidence of recording thereon together with a certificate of an officer of the related Obligor certifying that the copy is a true copy of the original of any such assignment which has been delivered by such Obligor for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located;

               (6) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon; and

               (7) as to each HEL, (i) the original mortgagee title insurance policy or (ii) if such policy has not been issued, (a) a written commitment or binder for such policy issued by a title insurer and an officer's certificate of the title insurer certifying that all of the requirements specified in such commitment have been satisfied or (b) a preliminary title report issued by a title insurer in anticipation of issuing a title insurance policy which evidences existing liens and gives a preliminary opinion as to the absence of any encumbrance on title to the Mortgaged Property except liens to be removed on or before purchase by the Mortgagor or which constitute customary exceptions acceptable to lenders generally.

        SECTION 3. The Custodian's Receipt, Examination and Certification of Mortgage Files and Issuance of Trust Receipt.

        (a) The Custodian shall examine the documents received by it and confirm, as of the date of the Trust Receipt, that on their faces:

               (1) the Note and Mortgage each bears an original signature or signatures purporting to be the signature or signatures of the Person or Persons named as the maker and mortgagor or grantor or, in the case of copies of the Mortgage permitted under Section 2, that such copies bear a reproduction of such signature or signatures;

               (2) (a) the principal amount of the indebtedness secured by the Mortgage is identical to the original principal amount of the Note and the original principal amount on the Loan Schedule; (b) the Note term is the same as set forth on the Loan Schedule; and (c) the Note coupon is the same as set forth on the Loan Schedule;

               (3) the Note bears original endorsements which complete the chain of ownership from the original



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        holder or payee to the owner of the related Trust Receipt;

               (4) the original of the Mortgage Assignment and any intervening mortgage assignment bears the original signature purporting to be the signature of the named mortgagee or beneficiary (and any other necessary party, including subsequent assignors) or in the case of copies permitted under Section 2, that such copies bear a reproduction of such signature or signatures and that the Mortgage Assignment and any intervening mortgage assignment complete the chain of title from the originator to the owner of the related Trust Receipt;

               (5) the power of attorney (if any), as specified in Sections 2(b)(1) and 2(b)(3), (A) bears an original signature purporting to be the signature of the maker of the Note and the mortgagor or grantor of the Mortgage and (B) bears evidence that such power of attorney was recorded in the appropriate records depository for the jurisdiction where the Mortgaged Property is located or in case of copies permitted under Sections 2(b)(1) and (2)(b)(3), that such copies bear a reproduction of such signatures and such evidence of recordation;

               (6) if a Note or a Mortgage was executed by an attorney-in-fact, the power of attorney specified in Sections 2(b)(1) and 2(b)(3) is included and conforms to the requirements of such section; and

               (7) there exists for each HEL one of the documents required by clause (7) of the definition of Mortgage File.

        (b) If the Custodian has determined that all the required documents are included in the Mortgage Files delivered to it and that such related documents on their faces satisfy the requirements enumerated in Sections 3(a)(1) through 3(a)(6) hereof, the Custodian shall (i) sign a copy of the related Letter of Transmittal and return the Letter of Transmittal to the related Obligor, and
(ii) remit to Buyer or its designee a Trust Receipt with respect to such Mortgage Files signed by the Custodian. If upon examination of the documents included in any Mortgage File, the Custodian determines that such documents do not satisfy the above requirements, or is unable to confirm that such documents satisfy such requirements, the Custodian shall mark such HEL as an exception on its Trust Receipt. Except as set forth in the preceding sentence, the Trust Receipt of the Custodian with respect to each Mortgage File shall be deemed to include a certification that the documents




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reviewed by the Custodian appear regular on their face and relate to the HEL described in the Mortgage File and are in the possession and control of the Custodian.

        (c) Under no circumstances shall the Custodian be obligated to verify the authenticity of any signature on any of the documents received or examined by it in connection with this Agreement or the authority or capacity of any person to execute or issue any such document, nor shall the Custodian be responsible for the value, form, substance, validity, perfection, priority, effectiveness or enforceability of any of such documents.

        (d) Any provision of this Agreement to the contrary notwithstanding, the related Obligor shall notify the Custodian of the need to examine a Mortgage File and deliver a related Trust Receipt on the date on which such Trust Receipt is required to be delivered.

        SECTION 4.      Possession of Mortgage Files.

        (a) Possession of Mortgage Files on Behalf of Buyer. The Custodian shall segregate and retain possession and custody of the Mortgage Files for the exclusive use and benefit of Buyer and as agent and bailee of and custodian for Buyer for all purposes until otherwise notified by Buyer pursuant to subsection
(b) hereof. The Custodian shall also make appropriate notations in the Custodian's books and records reflecting that the Mortgage Files are owned by Buyer unless otherwise notified by Buyer pursuant to subsection (b) hereof. The Custodian shall not release any portion of the Mortgage Files to an Obligor or to any other party without the prior written authorization of the owner of the Trust Receipt.

        (b) Possession of Mortgage Files on Behalf of Third Persons. The Custodian acknowledges that Buyer may transfer its interest in the HELs to one or more Third Persons. Upon receipt of written notice from Buyer, substantially in the form of Exhibit B hereto, that Buyer has transferred its interest in the HELs identified on a schedule to such notice (the "Notice Loan Schedule") to a Third Person together with the Trust Receipt for amendment of the Schedule attached thereto, the Custodian will promptly issue a Trust Receipt to such Third Person and shall issue an amended Trust Receipt to Buyer, each of which will reflect the transfer of Buyer's interest in certain HELs to such Third Person. The notice sent by Buyer to the Custodian shall be in substantially the form of Exhibit B hereto and shall (i) specify the name of the Third Person,
(ii) specify the address of the Third Person, which may be an address in care of Buyer and (iii) have attached the Notice Loan Schedule. Upon receipt of any such notice from Buyer, the Custodian



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shall (a) segregate and retain possession and custody of the Mortgage Files with respect to the HELs in the Notice Loan Schedule as agent and bailee of and custodian for such Third Person, and (b) make appropriate notations in the Custodian's books and records reflecting that the Mortgage Files identified in the Notice Loan Schedule are owned by such Third Person. The Custodian shall segregate and maintain continuous custody of all Mortgage Files for the benefit of the Person to whom it has issued a Trust Receipt. Buyer's agreements with each holder of a Trust Receipt other than an affiliate of Buyer (each such holder, a "Transferee") will specify that the Transferee cannot issue instructions regarding the HELs or Mortgage Files unless Buyer has defaulted on Buyer's obligations to such Transferee. Accordingly, the Custodian may not act on requests from a Transferee to withdraw or otherwise dispose of HELs unless the Transferee delivers to the Custodian an executed Notice of Default Certificate in the form of Exhibit E hereto. The Custodian shall be entitled to presume conclusively that the Notice of Default Certificate is properly executed and that when delivered to the Custodian an Event of Default exists under Buyer's agreement with its Transferee.

        (c) Upon surrender of the Trust Receipt by Buyer to the Custodian, Buyer may issue instructions regarding the HELs designated in the applicable Trust Receipt, including instructions to withdraw HELs.

        (d) In the event a Trust Receipt is lost, destroyed or otherwise unavailable for surrender to the Custodian, Buyer will present to the Custodian documentation in the form attached as Exhibit F or Exhibit G hereto. Upon receipt by the Custodian of such documentation, Buyer will have the right to issue instructions regarding the HELs covered by a Trust Receipt without surrender of the related Trust Receipt.

        (e) The Custodian understands that Buyer may need to examine HELs subject to a Trust Receipt on a periodic basis. Such examination shall take place on the premises of the Custodian. Buyer will give the Custodian one Business Day's notice before Buyer makes an examination. Buyer's agreements with each Transferee will grant Buyer the right to make such examinations.

        (f) The Custodian shall cause to be kept at its corporate trust office a register (the "Custodial Register") in which, subject to such reasonable regulations as it may prescribe, the Custodian shall reflect the ownership of HELs as confirmed by Trust Receipts as herein provided. The Custodial Register shall be deemed to contain proprietary


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information and only Custodian and Buyer shall have access to such information.

        SECTION 5. Release of Custodian's Mortgage Files for Servicing. From time to time and as appropriate for the servicing of any of the HELs by an Obligor, the Custodian is hereby authorized, upon written request and receipt of the related Obligor and consent and acknowledgement of Buyer (to the extent required by Exhibit H) in the form of Exhibit H, to release to the related Obligor or its designee the related Mortgage File, or any documents contained therein, set forth in such receipt to such Obligor. All documents so released to an Obligor or its designee shall be held by it in trust for the benefit of Buyer and Third Persons from time to time. The related Obligor or its designee shall return to the Custodian the Mortgage File or such documents when such Obligor's need therefor in connection with servicing no longer exists.

        Upon the payment in full of any HEL by the mortgagor, and upon receipt by the Custodian of an Obligor's request for release and acknowledgement by Buyer in the form of Exhibit H, the Custodian shall promptly release the related Mortgage File to the related Obligor.

        Each Obligor agrees that, at the time any request for release of Mortgage Files is made to the Custodian under this Agreement, Buyer shall be so notified and a copy of any written request for release shall be furnished to Buyer. Upon its receipt of any released Mortgage Files, the Obligor shall so notify Buyer.

        SECTION 6. Waiver by the Custodian. Notwithstanding any other provisions of this Agreement, the Custodian shall not at any time exercise or seek to enforce any claim, right or remedy, including any statutory or common law rights of set-off, if any, that the Custodian might otherwise have against all or any part of a Mortgage File or the proceeds thereof. The Custodian warrants that it currently holds, and during the existence of this Agreement shall hold, no adverse interest, by way of a security interest or otherwise, in any HEL.

        SECTION 7. Right of Inspection by Buyer and Third Persons. Upon reasonable notice to the Custodian, the Person or Persons for whom the Custodian is acting as custodian, or their duly authorized representatives, may at any time, during ordinary business hours, inspect and examine the Mortgage Files in the possession and custody of the Custodian at such place or places where such Mortgage Files are deposited.



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        SECTION 8. Custodian's Fees and Expenses. The Custodian hereby acknowledges that the Obligors have jointly and severally agreed to pay all fees due and owing to, and except as otherwise provided herein, any expenses incurred by the Custodian under this Agreement. The fees due to the Custodian for its services hereunder shall be as set forth in a separate letter agreement between the Custodian and the Obligors. Neither Buyer nor any Third Person shall have any liability or obligation to pay any such fees or expenses (including, without limitation, out-of-pocket expenses), and the duties of the Custodian hereunder shall be independent of the Obligors' performance of their obligations to the Custodian in respect of such fees and expenses.

        SECTION 9. Termination of Agreement. This Agreement shall become effective on and as of the date hereof and shall terminate upon the earlier of
(i) the Custodian's receipt of written Notice of Termination signed by the Person or all of the Persons to whom the Custodian has issued Trust Receipts and on whose behalf the Custodian is acting as agent, bailee and custodian or (ii) the removal of all Mortgage Files from the possession of the Custodian pursuant to the instructions of the Person or Persons entitled to request such removal pursuant to this Agreement. The Custodian shall be entitled to rely, and shall be protected in relying, on any such Notice of Termination delivered to it by such Person or Persons. Upon such termination the Custodian shall deliver all Mortgage Files then subject to this Agreement to the Person indicated in such Notice of Termination or if no such Person is indicated, then to the Person or Persons to whom the Custodian has issued Trust Receipts and for whom the Custodian is acting on such date and the Custodian shall endorse the Notes without recourse, representation and warranties and execute mortgage assignments pursuant to any instruction by the Person on whose behalf the Custodian is acting as agent and bailee pursuant to this Agreement.

        SECTION 10. Resignation and Removal of Custodian.

        (a) Resignation. The Custodian shall have the right, with or without cause, to resign as the Custodian under this Agreement upon 90 days' prior written notice to the Obligors, Buyer and, to the extent of its interest, any Third Person. Following any such resignation, the Custodian shall continue to act as the "Custodian" under this Agreement until it delivers the Mortgage Files to a duly appointed successor Custodian as provided in (c) below, if any, or to any designee specified by Buyer.

        (b) Removal. Buyer may remove and discharge the Custodian from the performance of its duties under this Agreement, by providing five (5) days' written notice to the




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Custodian, signed by Buyer with a copy to the Obligors. Following any such removal, the Custodian shall continue to act as the "Custodian" under this Agreement until it delivers the Mortgage Files to a duly appointed successor Custodian as provided in (c) below, if any, or to any designee specified by Buyer.

        (c) Appointment of Successor Custodian; Transfer of HELs. Upon resignation or removal of the Custodian, Buyer shall have 60 days in which to appoint and designate a successor to take possession of the Mortgage Files or select one or more designees to take possession thereof. Upon receipt of written direction regarding the foregoing from Buyer, the Custodian shall deliver all Mortgage Files to the person so designated within 10 days following delivery to the Custodian of such written notice. If a successor Custodian is appointed, the Custodian shall deliver the Mortgage Files in accordance with the written instructions of Buyer setting forth the name and address of the successor Custodian. If Buyer fails to designate a successor Custodian or specify one or more designees within such 60- day period, then the Custodian shall deliver possession and custody to Buyer of the Mortgage Files at the address specified in the Custodian's records. The Custodian shall, as part of the transfer of the Mortgage Files, deliver the Mortgage Assignment for each HEL in recordable form and shall endorse the Note without recourse, representation and warranties in accordance with Buyer's instructions. Any successor Custodian hereunder shall be a financial institution whose deposits are insured by FDIC, have a net worth of not less than $10,000,000 and shall have secure vault storage facilities located in the State of New York or such other State as Buyer and the Obligors may agree, in which the Mortgage Files are to be retained.

        SECTION 11. Limitation on Obligations of the Custodian. The Custodian shall have no duties or obligations other than those specifically set forth herein, and no further duties or obligations shall arise by implication or otherwise. The Custodian agrees to use its best judgment and good faith in the performance of such obligations and duties and shall incur no liability to the Obligors for its acts or omissions hereunder, except as may result from its negligence or willful misconduct. The Custodian shall also be entitled to rely (and shall be protected in relying) upon written advice of its legal counsel and to rely upon any written notice, document, correspondence, request or directive received by it from Buyer, any Third Person (if applicable), or an Obligor, as the case may be, that the Custodian believes to be genuine and to have been signed or presented by the proper and duly authorized officer or representative thereof, and shall not be obligated to inquire as to the authority or power of any

Person so executing or presenting such documents or as to the truthfulness of any statements set forth therein. No provision of this Agreement shall require the Custodian to expend or risk its own funds or otherwise incur financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity is not reasonably assured to it. The Obligors agree, jointly and severally, to indemnify, defend and hold the Custodian harmless from and against any claim, legal action, liability or loss that is initiated against or incurred by the Custodian, including court costs and reasonable attorney's fees and disbursements, and all of the Custodian's other cost, damage or expense incurred in connection with the Custodian's performance of its duties under this Agreement, but excluding any such claim, legal action, liability, loss, cost, damage or expense caused by Custodian's negligence or willful misconduct. Notwithstanding any of the foregoing provisions, however, the Custodian shall be liable, without any right of indemnification by the Obligors, for all actual damages resulting from the Custodian's loss or destruction of any document included in any Mortgage File.

        The Custodian shall at its own expense maintain at all times during the existence of this Agreement and keep in full force and effect (a) fidelity insurance, (b) theft and loss of documents insurance, (c) forgery insurance, and
(d) errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks which act as the Custodian in similar transactions. The Custodian shall, upon written request, provide to an Obligor, or to any other Person as an Obligor shall direct, a certificate signed by an authorized officer of the Custodian certifying that the foregoing insurance policies are in full force and effect. The Custodian shall use its best efforts to ensure that such insurance shall not terminate prior to receipt by Buyer by registered mail of 30 days' prior written notice thereof.

        SECTION 12. Notices. Any notice, demand or consent required or permitted by this Agreement shall be in writing and shall be effective and deemed delivered only when received by the party to which it is sent. Any such notice, demand or consent shall be delivered in person or transmitted by a recognized private courier service or deposited with the United States Postal Service, certified mail, postage prepaid, return receipt requested, addressed as follows, unless such address is changed by written notice hereunder:

If to IMCLP:

Industry Mortgage Company, L.P.
3450 Bushwood Park Drive
Tampa Bay, Florida  33618
Attn:  George Freeman
Telephone:  (813) 932-2211
Telecopy:  (813) 931-4840

If to IMCA:

IMC Corporation of America
3450 Bushwood Park Drive
Tampa Bay, Florida  33618
Attn:  George Freeman
Telephone:  (813) 932-2211
Telecopy:  (813) 931-4840

If to Buyer:

Bear Stearns Home Equity Trust 1996-1
c/o Bear Stearns Mortgage Capital Corporation
245 Park Avenue
New York, New York  10167
Attn:  John Garzone
Telephone:  (212) 272-3853
Telecopy:  (212) 272-7803

If to the Custodian:

Bank of Boston
100 Federal Street
Mail Location:  01-1B-06
Boston, Massachusetts  02110
Attn:  Robert M. Pervoir

        SECTION 13. Joint and Several Liability of Obligors. The Obligors agree to be jointly and severally liable for the obligations of either Obligor hereunder and all representations, warranties, covenants and agreements made by or on behalf of either or both Obligors in this Agreement or in any exhibit hereto or any document, instrument or certificate delivered pursuant hereto shall be deemed to have been made by each Obligor, jointly and severally. The joint and several obligation of each Obligor hereunder is absolute, unconditional, irrevocable, present and continuing and, with respect to any payment to be made pursuant hereto, is a guaranty of payment (and not of collectability) and is in no way conditional or contingent upon the continued existence of the other Obligor and is not and will not be subject to any setoffs. Any notice or other communication provided to one Obligor pursuant hereto shall be deemed to have been given to both Obligors and failure to be sent any notice or communication contemplated hereby shall not relieve an Obligor from its joint and several liability for the obligations of the other Obligor hereunder.

        SECTION 14. No Assignment or Delegation by the Custodian. The Custodian shall not assign, transfer, pledge or grant a security interest in any of its rights, benefits or privileges hereunder nor delegate or appoint any other person to perform or carry out any of its duties, responsibilities or obligations under this Agreement; any act or instrument purporting to effect any such assignment, transfer, pledge, grant, delegation or appointment shall be void.

        SECTION 15. Controlling Law. This Agreement and all questions relating to validity, interpretation, performance and enforcement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of New York, without regard to any New York or other conflict-of-law provisions.

        SECTION 16. Agreement for the Exclusive Benefit of Parties. This Agreement is for the exclusive benefit of the parties hereto, and their respective successors and permitted assigns, and shall not be deemed to create or confer any legal or equitable right, remedy or claim upon any other person whatsoever except a Third Person to the extent rights are explicitly conferred on any one or more Third Persons pursuant to this Agreement.

        SECTION 17. Entire Agreement. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof, including any prior custody agreements. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing signed by every party affected thereby.

        SECTION 18. Exhibits. All Exhibits referred to herein or attached hereto are hereby incorporated by reference into, and made a part of, this Agreement.

        SECTION 19. Indulgences, Not Waivers. Neither the failure nor any delay on the part of a party hereto to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the parties asserted to have granted such waiver.

        SECTION 20. Titles Not to Affect Interpretation. The titles of sections and subsections contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

        SECTION 21. Provisions Separable. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other provision or provisions may be invalid or unenforceable in whole or in part.

        SECTION 22. Representations and Warranties of the Custodian. The Custodian represents, warrants to, and covenants with Buyer that on the date hereof, and on the date of the issuance of any Trust Receipt by the Custodian:

               (1) The Custodian is (i) a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and (ii) duly qualified and in good standing and in possession of all requisite authority, power, licenses, permits and franchises in order to execute, deliver and comply with its obligations under the terms of this Agreement;

               (2) The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action and the execution and delivery of this Agreement by the Custodian in the manner contemplated herein and the performance of and compliance with the terms hereof by it will not (i) violate, contravene or create a default under any applicable laws, licenses or permits to the best of its knowledge, or (ii) violate, contravene or create a default under any charter document or bylaw of the Custodian or to the best of the Custodian's knowledge any contract, agreement, or instrument to which the Custodian or by which any of its property may be bound and will not result in the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its property;

               (3) The execution and delivery of this Agreement by the Custodian and the performance of and compliance with its obligations and covenants hereunder do not require the consent or approval of any governmental authority or, if such consent or approval is required, it has been obtained;

               (4) This Agreement, and the original Trust Receipt issued hereunder, when executed and delivered by the Custodian will constitute valid, legal and binding obligations of the Custodian, enforceable against the Custodian in accordance with their respective terms, except as the enforcement thereof may be limited by applicable debtor relief laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law;

               (5) Custodian does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

               (6) To Custodian's knowledge after due inquiry, there is no litigation pending or threatened which, if determined adversely to Custodian, would adversely affect the execution, delivery or enforceability of this Agreement, or any of the duties or obligations of Custodian thereunder, or which would have a material adverse effect on the financial condition of Custodian;

               (7) Upon written request of a Buyer or any Third Person, and assurance reasonably satisfactory to Custodian that its costs of doing so will be timely reimbursed and that Custodian will receive reasonable compensation (in addition to the compensation provided for elsewhere in this Agreement) for doing so, Custodian shall take such steps as may be reasonably requested by Buyer or any Third Person (consistent with Custodian's undertakings hereunder) to protect or maintain any interest in any real property securing the HEL owned by such owner and any insurance applicable thereto.

        SECTION 23. Limited Role of Trustee; Successor Trustee.

        (a) The execution and delivery of this Agreement by the undersigned Trustee is solely and strictly in its capacity as Trustee under that certain Trust Agreement dated as of March 29, 1996 (the "Trust Agreement") by and between State Street Bank and Trust Company of California, N.A., as

Trustee (the "Trustee") and Bear Stearns Mortgage Capital Corporation, as Depositor (the "Depositor"), and not individually, and has been undertaken at the direction of the Depositor. It is hereby expressly acknowledged that any obligations, liabilities, covenants, duties, representations and warranties hereunder are those of the Buyer only and not of the Trustee. There shall be no individual or corporate liability against or on the part of the Trustee (or any of its officers, directors or employees) under this Agreement, and there shall be no recourse against the Trustee in its individual or corporate capacity (or any of its directors, officers or employees), or against any of its properties or assets, for recovery of or as a result of any claim, debt, liability or obligation (whether of payment or performance) of or against the Buyer under or pursuant to this Agreement (whether arising out of or relating to any covenant, agreement, representation or warranty, or otherwise). Recourse against the Buyer for any claims, liabilities, debts or obligations under this Agreement is limited to the assets and properties of the trust established by the Trust Agreement.

        (b) It is hereby acknowledged that the rights and remedies of the Buyer under or pursuant to this Agreement shall automatically be transferred to and vest in any successor trustee under the Trust Agreement, in the event of the resignation or removal of the Trustee as trustee thereunder.

        SECTION 24. Counterparts. For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterpart shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

        IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date set forth above.

                                           INDUSTRY MORTGAGE COMPANY, L.P.
                                           By: Industry Mortgage Corporation,
                                               its general partner

                                           By:
                                           Name:
                                           Title:

                                           IMC CORPORATION OF AMERICA

                                           By:
                                           Name:
                                           Title:

                                           BANK OF BOSTON, as Custodian

                                           By:
                                           Name:
                                           Title:

                                           BEAR STEARNS HOME EQUITY TRUST 1996-1

                                           By: State Street Bank and Trust
                                               Company of California, N.A., as
                                               Trustee

                                           By:
                                           Name:
                                           Title:

                                                                       EXHIBIT A


                              LETTER OF TRANSMITTAL

To:  Bank of Boston                         From: [OBLIGOR]
     16120 U.S. Highway 19, North           [ADDRESS]
     Suite 212
     Clearwater, Florida 34624



Loan Number:                                Mortgaged Property:

        Pursuant to the Custody Agreement dated as of March 29, 1996 (the "Custody Agreement") among Bank of Boston (the "Custodian"), Industry Mortgage Company, L.P. ("IMCLP"), IMC Corporation of America ("IMCA"; IMCLP and IMCA are each referred to as an "Obligor" and collectively as the "Obligors"), and Bear Stearns Home Equity Trust 1996-1, the Obligor hereby delivers to you (i) the documents described below in connection with the HELs referred to above and (ii) an updated Loan Schedule identifying each HEL in your custody (including the HEL referred to above).

        We understand that the following is a checklist that lists the materials for transmittal in brief fashion; it is not intended to describe fully all the required characteristics of each item. We further understand that each item sent to the Custodian must comply with the applicable requirements of the Custody Agreement, and that all required documents must be delivered together before the Custodian will accept the HEL.

Section 2


(1)  ( )   Letter of Transmittal (original and one copy)
(2)  ( )   Original Note (endorsed in blank), including all intervening endorsements
             ( )    Power of Attorney (if applicable)
(3)  ( )   Original of any loan agreement and guarantee executed in connection with the Notes, if applicable
(4)  ( )   Mortgage
             ( )    original, or
             ( )    Conformed Copy, together with the appropriate certificate
(5)  ( )   Assignment of Mortgage in blank
             ( )    original, or
             ( )    Conformed Copy, together with the appropriate certificate
(6)  ( )   Intervening Mortgage Assignment, if any
             ( )    original, or
             ( )    Conformed Copy, together with the appropriate certificate
(7)  ( )   originals of all assumption, modification, consolidation or extension agreements
(8)  ( )   Lender's Title Insurance Policy
             ( )    original, or
             ( )    Written commitment issued by the title insurance company, together with the
                           appropriate certificate, or
             ( )    Preliminary Title Report
(9)  ( )   other.

Submitted

By:

Date:

Telephone Number:

The Custodian acknowledges receipt of the documents referred to and agrees to hold and retain possession thereof pursuant to the terms of the Custody Agreement.

BANK OF BOSTON, as Custodian

By:
Name:
Title:

                                                                       EXHIBIT B

                             NOTICE TO THE CUSTODIAN

TO:      Bank of Boston, as Custodian
FROM:    Bear Stearns Home Equity Trust 1996-1
DATE:

     Pursuant to the Custody Agreement dated as of March 29, 1996, among Industry Mortgage Company, L.P., IMC Corporation of America, Bear Stearns Home Equity Trust 1996-1 and Bank of Boston, as Custodian ("Custody Agreement"), the undersigned hereby notifies you that it has transferred its interest in the Mortgage Files with respect to the HELs identified in the mortgage loan schedule attached hereto (the "Notice Loan Schedule") to [TRANSFEREE NAME AND ADDRESS].

     Included with this notice is the original Trust Receipt for amendment of the Loan Schedule attached thereto. Capitalized terms used herein without definition are as defined in the Custody Agreement.

                    BEAR STEARNS HOME EQUITY TRUST 1996-1

                    By: State Street Bank and Trust Company
                         of California, N.A., as Trustee


                    By:
                    Name:
                    Title:

cc: [OBLIGOR]

                                                                       EXHIBIT C
                                  TRUST RECEIPT
                                     [Date]

Bear Stearns Home Equity Trust 1996-1

        Re: Custody Agreement dated as of March 29, 1996, among Industry Mortgage Company, L.P., IMC Corporation of America, Bear Stearns Home Equity Trust 1996-1 and Bank of Boston, as Custodian

Gentlemen:

        In accordance with the provisions of Paragraph 3 of the above-referenced Custody Agreement (the "Custody Agreement"), the undersigned, as Custodian, hereby certifies that as to each HEL described in the Loan Schedule, a copy of which is attached hereto, it has reviewed the Mortgage File and has determined that, except as set forth on the Exception Report attached hereto, (i) all documents required to be delivered to it pursuant to the Custody Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such HEL, and (iii) based on its examination of the foregoing documents, such documents on their face satisfy the requirements set forth in Sections 3(a)(1) through 3(a)(7) of the Custody Agreement.

        The Custodian hereby confirms that it is holding each such Mortgage File as agent and bailee of and custodian for and for the exclusive use and benefit of Bear Stearns Home Equity Trust 1996-1 ("BS Trust") or its transferee pursuant to the terms of the Custody Agreement.

        This Trust Receipt is not a negotiable instrument. BS Trust may, however, transfer this receipt by endorsement to one other party. The party that takes this receipt from BS Trust or its affiliate by special endorsement may only transfer this receipt by a second endorsement in BS Trust's or its affiliate's favor.

        The Custodian will accept and act on instructions with respect to the HELs only upon surrender of this receipt at its Corporate Trust Office, 100 Federal Street, Mail Location: 01-1B- 06, Boston, Massachusetts 02110,
Attention: Robert M. Pervoir. If the receipt has been endorsed and is held by a Person other than BS Trust or one of its affiliates, we will accept and act on instructions from the endorsee only if the attached Notice of Default Certificate is executed and delivered to us stating that an Event of Default has occurred under a repurchase agreement relating to this Trust Receipt between BS Trust and the endorsee.

        All initially capitalized terms used herein shall have the meanings ascribed to them in the above-referenced Custody Agreement.

                             BANK OF BOSTON,
                               as Custodian


                             By:
                             Name:
                             Title:

                                                                       EXHIBIT D
                              NOTICE OF TERMINATION
                                     [date]

TO:     Bank of Boston, as Custodian
FROM:   Bear Stearns Home Equity Trust 1996-1
DATE:

        You are hereby notified that the Custody Agreement, dated as of March 29, 1996, among Industry Mortgage Company, L.P., IMC Corporation of America, Bear Stearns Home Equity Trust 1996-1 and Bank of Boston, as Custodian, is terminated pursuant to Section 9 of such Agreement and you are instructed to deliver all property in your possession with respect to such Agreement to [the undersigned Person or Persons as their interests in the HELs appear on your records].

                             BEAR STEARNS HOME EQUITY TRUST 1996-1

                             By:    State Street Bank and Trust Company
                                      of California, N.A.,
                                      as Trustee


                             By:
                             Name:
                             Title:

                             [                                                 ]


                             By:
                             Name:
                             Title:

cc: [OBLIGOR]

                                                                       EXHIBIT E
                          NOTICE OF DEFAULT CERTIFICATE

                                                                          , 199_

Bank of Boston,
  as Custodian
100 Federal Street
Mail Location: 01-1B-06
Boston, Massachusetts 02110


Gentlemen:

        As the transferee of a Trust Receipt for certain HELs, which Trust Receipt is attached hereto, we hereby notify you that an event of default has occurred under our agreement with __________________________ and we are entitled to receive the HELs subject to the aforementioned Trust Receipt.

                                    [                                          ]



                                    By:
                                    Name:
                                    Title:

Notice Received by
Custodian on [Date]:



By:
Title:
Date:

                                                                       EXHIBIT F

Bank of Boston,
  as Custodian
100 Federal Street
Mail Location: 01-1B-06
Boston, Massachusetts  02110

        Re: Custody Agreement dated as of March 29, 1996, among Industry Mortgage Company, L.P., IMC of America, Bear Stearns Home Equity Trust 1996-1 and Bank of Boston, as Custodian

Gentlemen:

        On [date] you issued a trust receipt in the name of __________________ evidencing entitlement to the HELs described on Schedule A hereto and held by you as Custodian. You issued that receipt pursuant to our agreement with Industry Mortgage Company, L.P. and IMC Corporation of America, dated as of March 29, 1996. The trust receipt has been [lost, destroyed, etc.]. Every effort was made to recover the receipt; those efforts were unsuccessful. It is, therefore, now unavailable for surrender to you.

        At the time of its [loss, destruction, etc.], the receipt was held by us under [the terms of original issue, special endorsement]. Since its [issuance, endorsement] to us, we have not sold, assigned, transferred, pledged or otherwise granted an interest in the trust receipt that has not been released prior to the date hereof. Accordingly, this letter authorizes you to act on our instructions regarding such HELs without surrender of the receipt to you.

        We hereby agree to indemnify and hold you harmless against any loss, liability or expense that you may incur as a result of acting on our instructions regarding such HELs without our surrender of the receipt to you, excluding, however, any such loss, liability or expense caused by your negligence or willful misconduct.

        If the trust receipt is ever recovered by us, we will immediately notify you, cancel the receipt and surrender the receipt to you.

                      BEAR STEARNS HOME EQUITY TRUST 1996-1

                      By:    State Street Bank and Trust Company of
                               California, N.A.,
                               as Trustee


                      By:
                      Name:
                      Title:

                                                                       EXHIBIT G

Bank of Boston,
  as Custodian
100 Federal Street
Mail Location: 01-1B-06
Boston, Massachusetts  02110

        Re: Custody Agreement dated as of March _, 1996, among Industry Mortgage Company, L.P., IMC of America, Bear Stearns Home Equity Trust
               1996-1 and Bank of Boston, as Custodian

Gentlemen:

        On [date] you issued a trust receipt in the name of Bear Stearns Home Equity Trust 1996-1 ("BS Trust") evidencing entitlement to the HELs described on Schedule _ hereto and held by you in the name of ____________________, as Custodian. You issued that receipt pursuant to our agreement with Industry Mortgage Company, L.P. and IMC Corporation of America, dated as of March __, 1996. The trust receipt has been [lost, destroyed, etc.]. Every effort was made to recover the receipt; those efforts were unsuccessful. It is, therefore, now unavailable for surrender to you.

        At the time of its [loss, destruction, etc.], the receipt was held by [name of transferee] under a special endorsement by us. We have attached to this letter a special endorsement, from [name of transferee] conveying to us its interest in the trust receipt and authorizing us to issue instructions regarding the HELs subject thereto without surrender of the receipt. [name of transferee] has represented to us that it has not sold, assigned, transferred, pledged or otherwise granted an interest in the trust receipt to any party other than BS Trust. Accordingly, this letter authorizes you to act on our instructions regarding such HELs without surrender of the receipt to you.

        We hereby agree to indemnify and hold you harmless against any loss, liability or expense that you may incur as a result of acting on our instructions regarding such HELs without our surrender of the receipt to you, excluding, however, any such loss, liability or expense caused by your negligence or willful misconduct.

        If the trust receipt is ever recovered by us, we will immediately notify you, cancel the receipt and surrender the receipt to you.

                      BEAR STEARNS HOME EQUITY TRUST 1996-1

                      By:    State Street Bank and Trust Company
                              of California, N.A.,
                              as Trustee


                      By:
                      Name:
                      Title:

                                                                       EXHIBIT H

                        REQUEST FOR RELEASE OF DOCUMENTS

To: Bank of Boston,
  as Custodian
100 Federal Street
Mail Location: 01-1B-06
Boston, Massachusetts 02110

        Re: Custody Agreement dated as of March 29, 1996, among Industry Mortgage Company, L.P., IMC of America, Bear Stearns Home Equity Trust 1996-1 and Bank of Boston, as Custodian

        In connection with the administration of HELs held by you as Custodian for Buyer and Third Persons from time to time pursuant to the above-referenced Custodial Agreement, we hereby request the release, and acknowledge receipt, of the [specify documents] for the HELs described below, for the reason indicated.

Mortgagor's Name Address and Zip Code:

HEL Number:

Reason for Requesting Documents (check one):


____ 1. HEL paid in full. (The Custodian shall delete the HEL from the applicable Loan Schedule and send the amended Loan Schedule to Buyer and any related Third Person.)

____           2. Repurchase of HEL pursuant to the Repurchase Agreement. (The
               Custodian shall delete the HEL from the applicable Loan Schedule and send the amended Loan Schedule to Buyer and any related Third
               Person.)

____ 3. Delivery of substituted HEL. (The Custodian is hereby authorized to delete the HEL from the applicable Loan Schedule attached hereto and send the amended Loan Schedule to Buyer and any related Third Person.)

____ 4. HEL liquidated by _________________. (The Custodian is hereby authorized to delete the HEL from the applicable Loan Schedule attached hereto and send the amended Loan Schedule to Buyer and any related Third Person.)

____ 5. HEL in foreclosure or otherwise released for servicing.

        If box 1, 2, 3 or 4 above is checked, and if all or part of the Mortgage Files were previously released to the Obligor, please release to such Obligor its previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified HEL.






                                       H-1



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



        If box 5 above is checked, upon the return of all of the above documents to you as the Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

        The Obligor understands and agrees that all documents delivered to the Obligor or its subservicer pursuant to this request for release (other than with respect to Items 1-4) shall be returned to the Custodian no later than twenty-one (21) days from the date hereof. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Custody Agreement.

                                    [OBLIGOR]

                                    By:
                                    Name:
                                    Title:
                                    Date:

Acknowledged and Agreed:

BEAR STEARNS HOME EQUITY TRUST
     1996-1

By: State Street Bank and Trust
        Company of California, N.A.,
        as Trustee

(Required if documentation relating to more than three (3) Mortgage Files are outstanding or the release of a Note or Mortgage Assignment is requested.)

By:
Name:
Title:
Date:







                                       H-2


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